EXHIBIT 99.1

Octillion Announces Appointment of Nanotechnology and Engineering
Expert to Advisory Board

Auburn Hills, MI – January 22, 2008 – Octillion Corp. (OTCBB: OCTL), an alternative energy technology incubator, today announced the appointment of nanotechnology and engineering expert, Prof. T.C. Yih, PhD, PE, to the Company’s Advisory Board.

A widely published authority on nanotechnology and engineering, Prof. Yih has authored more than 135 publications, and is credited with founding Nanomedicine (www.nanomedjournal.com), an international, peer-reviewed scientific journal that publishes the latest advances in the innovative field of nano-scale medicine.

“I’m honored to welcome Prof. Yih to our team,” stated Mr. Nicholas S. Cucinelli, President and CEO of Octillion Corp.  “I’m very much looking forward to making the most of his specific engineering and nanotechnology know-how as we continue to develop our NanoPower Window™ technology and capitalize on opportunities within the solar, renewable energy, and green building technology space.”

Prof. Yih brings Octillion expertise in nanosystems, nanomanipulation, solar energy, ocean engineering, hazardous waste mitigation, and bio-electro-mechanic systems, as well as nanomedicine, computer-aided design, and knowledge-based software development.

He previously served as Professor and Chair of the Mechanical Engineering and Biomechanics Department at the University of Texas at San Antonio, and is currently Vice Provost for Research at Oakland University (OU), where his responsibilities include overseeing the establishment of the University’s Nanomedical Science & Engineering Research Institute and actively seeking external collaborators in the nanosciences and renewable energy fields.

“I am delighted to assist Octillion in its efforts to develop and commercialize promising renewable energy technologies,” stated Prof. Yih. “I am especially looking forward to supporting the Company’s existing NanoPower Window and nanosilicon deposition research, as well as working to identify new opportunities in sustainable energy.”

Prof. T.C. Yih earned his Bachelor of Science degree, majoring in Offshore/Coastal Engineering at National Ocean University in Taiwan, and his Master of Science degree in Mechanical Engineering at the Catholic University of America (CUA) in Washington, D.C., with emphasis on Thermal Science and Solar Energy.  Prof. Yih completed his PhD in Mechanical Engineering at CUA, specializing in Design/Analysis of Mechanical Systems, CAD/CAE, Knowledge-Based Software Development, and Biomedical Engineering.

About Octillion Corp.

Octillion Corp. is a technology incubator focused on the identification, acquisition, development and eventual commercialization of emerging, leading edge alternative energy technologies.

Through established relationships with universities, research institutions and government agencies, we strive to identify technologies and business opportunities on the leading edge of innovation that have the potential of serving significant and unmet market needs.

Once a technology has been identified, we fund the research and development activities relating to the technology with the intention of ultimately, if warranted, licensing, commercializing and marketing the subject technology, either through internal resources, collaborative agreements or otherwise.

Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such things as land and building acquisition, equipment and furniture purchases, and other incidental start up costs. As a result, we are able to benefit from leading edge research while employing significantly less capital than conventional organizations.

Among our current research and development activities is the development of a technology that could adapt existing home and office glass windows into ones capable of generating electricity from solar energy without losing significant transparency or requiring major changes in manufacturing infrastructure.

The technological potential of adapting existing glass windows into ones capable of generating electricity from the sun’s solar energy has been made possible through a ground breaking discovery of an electrochemical and ultrasound process that produces identically sized (1 to 4 nanometers in diameter) highly luminescent nanoparticles of silicon that provide varying wavelengths of photoluminescence with high quantum down conversion efficiency of short wavelengths (50% to 60%).

When thin films of silicon nanoparticles are deposited (sprayed) onto silicon substrates, ultraviolet light is absorbed and converted into electrical current. With appropriate connections, the films act as nanosilicon photovoltaic solar cells that convert solar radiation to electrical energy.

For additional information, please visit: www.octillioncorp.com

To receive future press releases via email, please visit:

http://octillioncorp.com/alerts.php

To view the full HTML text of this release, please visit:

http://www.octillioncorp.com/OCTL_20080122.html

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although Octillion Corp. (the “Company” or “Octillion”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. We currently have no commercial products intended to diagnose, treat, prevent or cure any disease. The statements contained in this press release regarding our on going research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration. There can be no assurance that further research and development, and /or whether clinical trial results, if any, will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that Octillion will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov.   The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.